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                      SALOMON BROTHERS INVESTMENT SERIES

                       SUPPLEMENT DATED AUGUST 26, 2003
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED APRIL 30, 2003

                       SALOMON BROTHERS SERIES FUNDS INC
                       SALOMON BROTHERS CAPITAL FUND INC
                   SALOMON BROTHERS INVESTORS VALUE FUND INC
                              SALOMON FUNDS TRUST
                  SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
                              (each, a "Company")

   The following information revises and supplements the information contained in the Statement of Additional Information for Salomon Brothers Investment Series under the below referenced headings.

Management--Directors and Executive Officers

   The Board of Directors of each Company has appointed Robert I. Frenkel as the Company's Chief Legal Officer. Mr. Frenkel is also currently the Secretary of Salomon Funds Trust. Mr. Frenkel has been the Managing Director and General Counsel, Global Mutual Funds for Citigroup Asset Management since 1994.

   The Board of Directors of each Company other than Salomon Funds Trust has elected William R. Hutchinson as a disinterested member of the Board of Directors of the Company, and as a member of the Company's Nominating Committee and chair of the Company's Audit Committee. Mr. Hutchinson, age 60, is President of WR Hutchinson & Associates, Inc. (Consultants). Mr. Hutchinson oversees seven other funds in the fund complex. Mr. Hutchinson also serves as a director of Associate Bank and Associated Banc-Corp.

   The Board of Directors of Salomon Funds Trust has elected Stephen Randolph Gross as a disinterested member of the Company's Board of Trustees, and as a member of the Company's Governance Committee and, effective September 1, 2003, Chair of the Company's Audit Committee. Mr. Gross, age 55, is the Chairman of Gross, Collins & Cress P.C. (Accounting Firm), the Treasurer of Coventry Limited, Inc., a Partner of Capital Investment Advisory Partners (Consulting), the Chief Executive Officer of HLB Gross Collins, P.C., (C.P.A.), the Secretary of Carint N.A. (Manufacturing) and serves as a Director of United Telesis, Inc. (Telecommunications), ebank.com, Inc., and Andersen Calhoun (Assisted Living). Mr. Gross oversees 32 other funds in the fund complex. Mr. Gross has also served as a Managing Director of Fountainhead Ventures, L.L.C. (Consulting), the Treasurer of Hank Aaron Enterprises (Fast Food Franchise), and as a Director of Charter Bank, Inc., Yu Save, Inc. (Internet Company), Hotpalm.com, Inc. (Wireless Applications) and Ikon Ventures, Inc.

Portfolio Transactions

   The following statement has been added:

   The Board of each Fund has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in

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connection with such underwritings. In addition, for underwritings where a
Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Additional Information on Fund Investments and Investment Policies--California Tax Free Bond Fund

   On July 24, 2003, Standard & Poor's Ratings Services announced that it had lowered its rating on $26.8 billion of California state general fund-supported general obligations from 'A' to 'BBB' and that it had lowered its rating on California's $6.7 billion of general fund lease-supported debt from 'A-' to 'BBB.' In announcing the downgrade, Standard & Poor's cited California's "lack of progress in adopting a fiscal 2004 budget, which has been aggravated by the gubernatorial recall election that has now been scheduled for October 7, roughly three months into fiscal 2004." As a result of the downgrade, California now has the lowest rating of the 50 states rated by Standard & Poor's.